Accrued Interest Date:                             Collection Period Ending:
    25-Jun-04                                                         30-Jun-04

    Distribution Date:     BMW VEHICLE OWNER TRUST 2001-A              Period #
    26-Jul-04              ------------------------------                    38


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    Balances
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                                                                                           Initial        Period End
          Receivables                                                               $1,489,992,840                $0
          Pre-Funding Account                                                          $99,965,067                $0
          Capitalized Interest Account                                                  $1,045,665                $0
          Reserve Account                                                              $22,349,893                $0
          Yield Supplement Overcollateralization                                        $8,157,907                $0
          Class A-1 Notes                                                             $329,000,000                $0
          Class A-2 Notes                                                             $448,000,000                $0
          Class A-3 Notes                                                             $499,000,000                $0
          Class A-4 Notes                                                             $274,000,000                $0
          Class B Notes                                                                $31,800,000                $0

    Current Collection Period
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          Beginning Receivables Outstanding                                           $155,111,664
          Calculation of Total Distribution Amount
                Regular Principal Distributable Amount
                     Receipts of Scheduled Principal                                            $0
                     Receipts of Pre-Paid Principal                                             $0
                     Liquidation Proceeds                                                       $0
                     Principal Balance Allocable to Gross Charge-offs                           $0
                     Repurchase of Receivables                                        $155,111,664
                Total Receipts of Principal                                           $155,111,664

                Interest Distribution Amount
                     Receipts of Interest                                               $1,020,146
                     Servicer Advances                                                          $0
                     Reimbursement of Previous Servicer Advances                                $0
                     Accrued Interest on Purchased Receivables                                  $0
                     Recoveries                                                                 $0
                     Capitalized Interest Payments                                              $0
                     Net Investment Earnings                                                    $0
                Total Receipts of Interest                                              $1,020,146

                Release from Reserve Account                                                    $0

          Total Distribution Amount                                                   $156,131,810

          Ending Receivables Outstanding                                                        $0

    Servicer Advance Amounts
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          Beginning Period Unreimbursed Previous Servicer Advance                       $1,649,451
          Current Period Servicer Advance                                                       $0
          Current Reimbursement of Previous Servicer Advance                                    $0
          Ending Period Unreimbursed Previous Servicer Advances                                 $0

    Collection Account
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          Deposits to Collection Account                                              $156,131,810
          Withdrawals from Collection Account
                Servicing Fees                                                            $129,260
                Class A Noteholder Interest Distribution                                  $523,156
                First Priority Principal Distribution                                           $0
                Class B Noteholder Interest Distribution                                  $144,690
                Regular Principal Distribution                                        $154,654,609
                Reserve Account Deposit                                                         $0
                Unpaid Trustee Fees                                                             $0
                Excess Funds Released to Depositor                                        $680,096
          Total Distributions from Collection Account                                 $156,131,810


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
    Excess Funds Released to the Depositor
    --------------------------------------------------------------------------------------------------------------------------------
                Release from Reserve Account                                  $11,924,684
                Release from Collection Account                                  $680,096
          Total Excess Funds Released to the Depositor                        $12,604,780

    Note Distribution Account
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          Amount Deposited from the Collection Account                       $155,322,455
          Amount Deposited from the Reserve Account                                    $0
          Amount Paid to Noteholders                                         $155,322,455

    Distributions
    --------------------------------------------------------------------------------------------------------------------------------


          Monthly Principal Distributable Amount                        Current Payment      Ending Balance    Per $1,000    Factor
          Class A-1 Notes                                                            $0                  $0         $0.00     0.00%
          Class A-2 Notes                                                            $0                  $0         $0.00     0.00%
          Class A-3 Notes                                                            $0                  $0         $0.00     0.00%
          Class A-4 Notes                                                  $122,854,609                  $0       $448.37     0.00%
          Class B Notes                                                     $31,800,000                  $0     $1,000.00     0.00%

          Interest Distributable Amount                                 Current Payment          Per $1,000
          Class A-1 Notes                                                            $0               $0.00
          Class A-2 Notes                                                            $0               $0.00
          Class A-3 Notes                                                            $0               $0.00
          Class A-4 Notes                                                      $523,156               $1.91
          Class B Notes                                                        $144,690               $4.55



    Carryover Shortfalls
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                                                                               Prior
                                                                         Period Carryover     Current Payment    Per $1,000
          Class A-1 Interest Carryover Shortfall                                     $0                  $0            $0
          Class A-2 Interest Carryover Shortfall                                     $0                  $0            $0
          Class A-3 Interest Carryover Shortfall                                     $0                  $0            $0
          Class A-4 Interest Carryover Shortfall                                     $0                  $0            $0
          Class B Interest Carryover Shortfall                                       $0                  $0            $0


    Receivables Data
    --------------------------------------------------------------------------------------------------------------------------------

                                                                       Beginning Period   Ending Period
          Number of Contracts                                                    20,079          19,046
          Weighted Average Remaining Term                                         17.38           16.61
          Weighted Average Annual Percentage Rate                                 7.67%           7.68%

          Delinquencies Aging Profile End of Period                       Dollar Amount      Percentage
                Current                                                    $118,508,424          84.84%
                1-29 days                                                   $15,338,744          10.98%
                30-59 days                                                   $4,314,435           3.09%
                60-89 days                                                     $857,266           0.61%
                90-119 days                                                    $102,375           0.07%
                120+ days                                                      $566,108           0.41%
                Total                                                      $139,687,352         100.00%
                Delinquent Receivables +30 days past due                     $5,840,185           4.18%



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
          Charge-offs
                Gross Principal Charge-Offs for Current Period                         $0
                Recoveries for Current Period                                          $0
                Net Losses for Current Period                                          $0

                Cumulative Realized Losses                                     $9,159,588


          Repossessions                                                     Dollar Amount           Units
                Beginning Period Repossessed Receivables Balance                 $262,496              25
                Ending Period Repossessed Receivables Balance                          $0               0
                Principal Balance of 90+ Day Repossessed Vehicles                      $0               0



    Yield Supplement Overcollateralization
    --------------------------------------------------------------------------------------------------------------------------------

          Beginning Period Required Amount                                       $457,055
          Beginning Period Amount                                                $457,055
          Ending Period Required Amount                                                $0
          Current Period Release                                                 $457,055
          Ending Period Amount                                                         $0
          Next Distribution Date Required Amount                                       $0

    Capitalized Interest Account
    --------------------------------------------------------------------------------------------------------------------------------

          Beginning Period Required Amount                                             $0
          Beginning Period Amount                                                      $0
          Net Investment Earnings                                                      $0
          Current Period Release to Depositor                                          $0
          Ending Period Required Amount                                                $0
          Ending Period Amount                                                         $0


    Pre-Funding Account
    --------------------------------------------------------------------------------------------------------------------------------

          Beginning Period Amount                                                      $0
          Net Investment Earnings                                                      $0
          Release to Servicer for Additional Loans                                     $0
          Current Period Release for Deposit to Collection Account                     $0
          Ending Period Amount                                                         $0

    Reserve Account
    --------------------------------------------------------------------------------------------------------------------------------

          Beginning Period Required Amount                                    $11,924,684
          Beginning Period Amount                                             $11,924,684
          Net Investment Earnings                                                      $0
          Current Period Deposit                                                       $0
          Current Period Release to Collection Account                                 $0
          Current Period Release to Depositor                                 $11,924,684
          Ending Period Required Amount                                                $0
          Ending Period Amount                                                         $0


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